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                                                                    EXHIBIT 10.5


                           ADDENDUM TO THE AGREEMENT
                          REGARDING RETIREMENT BENEFITS
                              OF FIDENCIO M. MARES


      WHEREAS, Fidencio M. Mares ("Executive") and Beckman Coulter, Inc. ("Company") entered into an agreement ("Agreement") on April 30, 1996 regarding additional retirement benefits for the Executive from the Beckman Coulter, Inc. Supplemental Pension Plan ("Supplemental Plan").

      WHEREAS, the Company now wishes to amend the Supplemental Plan, under Amendment 2001-1 thereto, and its Beckman Coulter, Inc. Pension Plan ("Pension Plan"), under Amendment 2001-1 thereto, (collectively, "Amendments") to provide that certain benefits that would have been provided to Executive under the Supplemental Plan (as modified by the Agreement) shall instead be provided under the Pension Plan;

      NOW, THEREFORE, the Company and the Executive acknowledge and agree that the effect of the Company and the Executive executing this Addendum and the Company's adoption of the Amendments is merely that a portion of the benefits that would otherwise have been provided under the Supplemental Plan and the Agreement shall instead be provided under the Pension Plan.

      This Addendum is entered into this 10th day of August, 2001.


                                             EXECUTIVE


                                             By  /s/ Fidencio M. Mares
                                                -----------------------------
                                                     Fidencio M. Mares


                                             COMPANY
                                             BECKMAN COULTER, INC.



                                             By /s/ William H. May
                                               ------------------------------

                                             Its Vice President, General
                                                -----------------------------
                                                   Counsel and Secretary